EXHIBIT 10.2



                            HOMESTAKE MINING COMPANY

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 15, 1998 and entered into by and among HOMESTAKE MINING COMPANY, a Delaware corporation ("Company"), HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation ("U.S. Borrower"), HOMESTAKE CANADA INC., an Ontario corporation ("Canadian Borrower"), HOMESTAKE GOLD OF AUSTRALIA LIMITED, a South Australian corporation , and PLUTONIC RESOURCES LIMITED, a New South Wales corporation ("Australian Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), THE CHASE MANHATTAN BANK OF CANADA ("Canadian Administrative Agent"), CHASE SECURITIES AUSTRALIA LIMITED ("Australian Administrative Agent"), CHASE SECURITIES INC. ("Arranger"), THE CHASE MANHATTAN BANK ("Administrative Agent"), and DEUTSCHE BANK A.G., as Documentation Agent ("Documentation Agent") and is made with reference to that certain Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Credit Agreement"), by and among Company, U.S. Borrower, Canadian Borrower,
Australian Borrowers, Lenders, Canadian Administrative Agent, Australian Administrative Agent, Arranger, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, in connection with the potential acquisition by Canadian Borrower of the shares of Prime not currently owned by Canadian Borrower, U.S. Borrower desires to establish a Canadian holding company and contribute to such holding company all of the outstanding shares of capital stock of Canadian Borrower.

                  WHEREAS, Company and U.S. Borrower wish to make provisions for the possible establishment of an Australian holding company to hold all of the outstanding shares of capital stock of Australian Borrowers.

                  WHEREAS, Company and Borrowers have requested that Lenders amend subsections 6.4, 6.9 and 7.11 of the Credit Agreement as set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  Section 1.  AMENDMENT TO THE CREDIT AGREEMENT

                  1.1 Amendment to Subsection 6.4(i): Contingent Obligations. Subsection 6.4(i) of the Credit Agreement is hereby amended by adding the following text after the word "Agreement"

                  "or as permitted by subsection 6.9 of this Agreement":

                  1.2 Amendment to Subsection 6.9: Disposition of Material Subsidiary Stock. Subsection 6.9 of the Credit Agreement is hereby amended by adding the following text to the end of such subsection:

                  "Notwithstanding the foregoing: (i) U.S. Borrower may sell or otherwise transfer all of the issued and outstanding capital stock of Canadian Borrower owned by it to a Canadian holding company ("Canadian Holding Company") which is wholly-owned by Company and/or U.S. Borrower, provided that Canadian Holding Company shall own at least 90% of the issued and outstanding capital stock of Canadian Borrower (other than HCI Exchangeable Stock) and provided that prior to such sale or transfer Canadian Holding Company shall have first delivered to Administrative Agent a guaranty of the Obligations of Canadian Borrower satisfactory to Administrative Agent in substantially the form of the provisions of Subsection 8.2 of the Credit Agreement ("Canadian Holding Company Guaranty"), an opinion of counsel in form and substance satisfactory to Administrative Agent as to the validity and enforceability of the Canadian Holding Company Guaranty, and such corporate authorizations and other documents in form and substance satisfactory to Administrative Agent as Administrative Agent shall reasonably require, and (ii) Company and U.S. Borrower may sell or otherwise transfer all of the issued and outstanding capital stock of Australian Borrowers owned by each of them to an Australian holding company ("Australian Holding Company") which is wholly-owned by Company and/or U.S. Borrower, provided that Australian Holding Company shall own all of the issued and outstanding capital stock of Australian Borrowers and provided that prior to such sale or other transfer Australian Holding Company shall have first delivered to Administrative Agent a guaranty of the Obligations of Australian Borrowers satisfactory to Administrative Agent in substantially the form of the provisions of Subsection 8.2 of the Credit Agreement ("Australian Holding Company Guaranty"), an opinion of counsel in form and substance satisfactory to Administrative Agent as to the validity and enforceability of the Australian Holding Company Guaranty, and such corporate authorizations and other documents in form and substance satisfactory to Administrative Agent as Administrative Agent shall reasonably require."

                  1.3 Amendment to Subsection 7.11. Change in Control of Borrowers. Subsection 7.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "7.11  Change in Control of Borrowers.

                           Company  shall  fail  to own  all of the  issued  and
                     outstanding capital stock of U.S. Borrower, or U.S. Borrower or Canadian Holding Company shall fail to own at least 90% of the issued and outstanding capital stock of Canadian Borrower (other than HCI Exchangeable Stock), or Company and U.S. Borrower (collectively) or Australian
                     Holding Company shall fail to own all of the issued and outstanding capital stock of Australian Borrowers; or"

                  Section 2.        CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Effective Date"):

                  A. On or before the Effective Date, Company shall deliver to Administrative Agent (with sufficient originally executed copies for each) Lender copies of this Amendment, executed by Company and each Borrower.

                  B. On or before the Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

                  Section 3.        REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company and each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. Corporate Power and Authority. Company and each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and each Borrower.

                  C. No Conflict. The execution and delivery by Company and each Borrower of this Amendment and by Canadian Holding Company and Australian Holding Company of Canadian Holding Company Guaranty and Australian Holding Company Guaranty, respectively, and the performance by Company and each Borrower of the Amended Agreement and by Canadian Holding Company and Australian Holding Company of Canadian Holding Company Guaranty and Australian Holding Company Guaranty, respectively, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or other charter documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and each of the Borrowers and are the legally valid and binding obligations of Company and each of the Borrowers, enforceable against Company and each of the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Canadian Holding Company Guaranty, when executed and delivered by Canadian Holding Company and the Australian Holding Company Guaranty, when executed and delivered by Australian Holding Company, will constitute the legally valid and binding obligation of such guarantors, enforceable against such guarantors in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  Section 4.  MISCELLANEOUS

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in Section 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, each Borrower and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and compliance with the provisions of Section 2 to this Amendment.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                Company:

                                 HOMESTAKE MINING COMPANY


                                By:
                                Title:


                                U.S. Borrower:
                                HOMESTAKE MINING COMPANY OF CALIFORNIA


                                By:
                                Title:

                                Canadian Borrower:

                                HOMESTAKE CANADA INC.


                                By:
                                Title:




                                Australian Borrowers:

                                HOMESTAKE GOLD OF AUSTRALIA LIMITED


                                By:
                                Title:

                                 PLUTONIC RESOURCES LIMITED:


                                 By:
                                 Title:




                                 LENDERS:

                                 THE CHASE MANHATTAN BANK, individually, as a U.S. Lender, as an Issuing Lender, and as Administrative Agent


                                 By:
                                 Title:





                                 THE CHASE MANHATTAN BANK, as an Australian
                                 Lender


                                 By:
                                 Title:





                                 CHASE SECURITIES AUSTRALIA LIMITED, as
                                 Australian Administrative Agent


                                 By:
                                 Title:

                                 THE   CHASE   MANHATTAN   BANK  OF   CANADA,
                                 individually,  as a Canadian  Lender,  as an
                                 Issuing    Lender,     and    as    Canadian
                                 Administrative Agent.


                                 By:
                                 Title:


                                 AUSTRALIAN AND NEW ZEALAND BANKING GROUP, as a U.S. Lender and an Australian Lender


                                 By:
                                 Title:



                                 THE BANK OF NOVA SCOTIA, as a U.S. Lender


                                 By:
                                 Title:


                                 THE BANK OF NOVA SCOTIA, as a Canadian
                                 Lender


                                 By:
                                 Title:




                                 BANKERS TRUST COMPANY, as a U.S. Lender

                                 By:
                                 Title:

                                 BT BANK OF CANADA, as a Canadian Lender


                                 By:
                                 Title:





                                 BANKERS TRUST AUSTRALIA LIMITED, as an
                                 Australian Lender


                                 By:
                                 Title:




                                 CIBC, INC. as a U.S. Lender


                                 By:
                                 Title:




                                 CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                 Canadian Lender


                                 By:
                                 Title:





                                 CITICORP USA, INC., as a U.S. Lender

                                 By:
                                 Title:

                                 CITIBANK CANADA, as a Canadian Lender

                                 By:
                                 Title:





                                 CITIBANK LIMITED, as an Australian Lender


                                 By:
                                 Title:




                                 CITIBANK N.A., as an Australian Lender


                                 By:
                                 Title:





                                 CREDIT SUISSE FIRST BOSTON, as a U.S.
                                 Lender


                                 By:
                                 Title:





                                 CREDIT SUISSE FIRST BOSTON CANADA, as a
                                 Canadian Lender


                                 By:
                                 Title:

                                 CREDIT SUISSE FIRST BOSTON, as an Australian
                                 Lender


                                 By:
                                 Title:




                                 DEUTSCHE BANK, AG, New York Branch and/or
                                 Cayman Islands Branch, as a U.S. Lender


                                 By:
                                 Title:




                                 DEUTSCHE BANK CANADA, as a Canadian Lender

                                 By:
                                 Title:





                                 DEUTSCHE BANK, AG, ARBN 064 165 162, as an
                                 Australian Lender


                                 By:
                                 Title:





                                 DRESDNER BANK, AG NEW YORK AND GRAND CAYMAN
                                 BRANCHES, as a U.S. Lender


                                 By:
                                 Title:

                                 DRESDNER BANK, AG Australian Branch, as an
                                 Australian Lender


                                 By:
                                 Title:





                                 MELLON BANK, N.A., as a U.S. Lender


                                 By:
                                 Title:





                                 MELLON BANK CANADA, as a Canadian Lender


                                 By:
                                 Title:




                                 NM ROTHSCHILD & SONS LIMITED, as a U.S.
                                 Lender


                                 By:
                                 Title:





                                 NM ROTHSCHILD & SONS LIMITED, as a Canadian
                                 Lender


                                 By:
                                 Title:

                                 REPUBLIC NATIONAL BANK OF NEW YORK, as a
                                 U.S. Lender


                                 By:
                                 Title:




                                 REPUBLIC NATIONAL BANK OF NEW YORK (CANADA)

                                 By:
                                 Title:




                                 REPUBLIC MASE AUSTRALIA LIMITED, as an
                                 Australian Lender


                                 By:
                                 Title:

                                 SOCIETE GENERALE, as a U.S. Lender


                                 By:
                                 Title:




                                 SOCIETE GENERALE, as a Canadian Lender


                                 By:
                                 Title:




                                 SOCIETE GENERALE AUSTRALIA LIMITED, as an
                                 Australian Lender


                                 By:
                                 Title:





                                 UBS AG, STAMFORD BRANCH, as a U.S. Lender


                                 By:
                                 Title:

                                 UBS AG, STAMFORD BRANCH, as a Canadian
                                 Lender


                                 By:
                                 Title:





                                 UBS AG, STAMFORD BRANCH, as an Australian
                                 Lender


                                 By:
                                 Title: